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                                                        Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-14633) of our report dated January 10, 1997 appearing on page 26 of the Annual Report on Form 10-KSB of Oacis Healthcare Holdings Corp. for the year ended December 31, 1996.



PRICE WATERHOUSE LLP
San Jose, California
March 28, 1997